INCOME TAXES	12 Months Ended
Dec. 31, 2011
INCOME TAXES

NOTE N - INCOME TAXES

Provisions for income tax are summarized as follows for the years ended December 31 (dollars in thousands):

	2011	2010	2009
Current tax provision (benefit):
Federal	$581	$451	$1,133
State	742	362	841
Total current tax provision	1,323	813	1,974
Deferred tax provision (benefit):
Federal	(2,821)	(1,330)	(1,953)
State	(285)	313	(306)
Total deferred tax benefit	(3,106)	(1,017)	(2,259)
Total income tax benefit	$(1,783)	$(204)	$(285)

The difference between income tax expense and the amount computed by applying the statutory federal income tax rate of 34% was as follows for the years ended December 31 (dollars in thousands):

	2011	2010	2009
Income before taxes	$5,147	$7,522	$6,252

Tax at statutory federal rate	$1,750	$2,557	$2,126

State income tax, net of federal benefit	301	445	353
Tax exempt interest income	(3,306)	(3,029)	(2,570)
Income from life insurance	(546)	(281)	(287)
Other	18	104	93
	$(1,783)	$(204)	$(285)

Significant components of deferred tax assets and liabilities at December 31 were as follows (dollars in thousands):

	2011	2010
Deferred tax assets:
Allowance for loan losses	$11,767	$9,431
Net operating loss carryforwards	1,182	1,152
Deferred compensation	1,986	1,919
Unrealized loss on interest rate cap	6,495	6,494
Other real estate owned writedowns	2,778	1,690
AMT credit carryforward	3,184	1,996
Interest on nonaccrual loans	358	-
Stock-based compensation	255	119
Other	1,105	307
Total deferred tax assets	29,110	23,108
Deferred tax liabilities:
Premises and equipment	876	680
Leasing activities	639	640
Unrealized gains on securities	7,433	2,435
Unrealized gains on interest rate swaps	-	98
Core deposit intangibles	409	503
FDIC acquisition	7,928	6,039
Other	231	188
Total deferred tax liabilities	17,516	10,583
Net deferred tax asset included in other assets	$11,594	$12,525

It is management's opinion that realization of the net deferred tax asset is more likely than not based on the Company's history of taxable income and estimates of future taxable income.

At December 31, 2011, the Company had net operating loss carryforwards of approximately $2.8 million available to offset future taxable income, expiring in 2030. The Company also has net operating loss carryforwards of approximately $649,000, which were acquired in the merger of Independence Bank in 2002. These loss carryforwards expire at various dates through 2022.

When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. The benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above is reflected as a liability for unrecognized tax benefits in the accompanying consolidated balance sheet along with any associated interest and penalties that would be payable to the taxing authorities upon examination. The Company did not have an accrual for uncertain tax positions at December 31, 2011 or 2010.